UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/02/2015

RE/MAX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-36101

Delaware	80-0937145
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5075 S. Syracuse St.
Denver, CO 80237
(Address of principal executive offices, including zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On March 2, 2015, RE/MAX, LLC, a subsidiary of RE/MAX Holdings, Inc. issued a press release that disclosed RE/MAX agent count, the number of RE/MAX offices and the number of transaction sides closed by RE/MAX agents in 2014. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and in Exhibit 99.1 shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1 - Press release dated March 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX Holdings, Inc.

Date: March 02, 2015	By:	/s/ Geoffrey D. Lewis
Geoffrey D. Lewis
Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated March 2, 2015